 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

 (208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 8, 2013, together with Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, our wholly owned subsidiaries, we entered into an Eighth Amendment to the Second Amended and Restated Credit Agreement, dated as of March 1, 2013 (the “Eighth Amendment”) with The Bank of Nova Scotia (the “Bank”) and ING Capital LLC (the “Lenders”). The Eighth Amendment amends certain provisions of the Second Amended and Restated Credit Agreement, dated as of October 14, 2009 (as amended, the “Credit Agreement”).

The Eighth Amendment provides that (1) we will not borrow under the Credit Agreement until the commitment letter dated March 1, 2013, issued by the Bank with respect to the acquisition financing committed to us by the Bank (the “Commitment Letter”) has been terminated; (2) we will keep at least $100 million of cash on hand until the Commitment Letter is terminated; and (3) we will begin to work immediately on granting the liens required by the Commitment Letter on the Hecla assets. The Eighth Amendment also increases our ability to incur capital leases up to $50 million.

A copy of the Eighth Amendment to the Second Amended and Restated Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Eighth Amendment has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Item 2.02. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 and in Exhibits 10.1 and 10.2 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1

Eighth Amendment to the Second Amended and Restated Credit Agreement entered into on March 8, 2013, and dated as of March 1, 2013, by and among Hecla Alaska LLC, Hecla Greens Creek Mining Company and Hecla Juneau Mining Company, as Borrowers, and Hecla Mining Company, as Parent, and The Bank of Nova Scotia and ING Capital LLC, as Lenders. *

10.2

Second Amended and Restated Credit Agreement, dated as of October 14, 2009, by and among Hecla Mining Company as the Parent, Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, as the Borrowers, various Lenders, and The Bank of Nova Scotia, as the Administrative Agent for the Lenders. Filed as Exhibit 10.1 to registrant’s Current Report on Form 8-K filed on October 15, 2009, (File No. 1-8491), and incorporated herein by reference.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 8, 2013

Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko Vice President & General Counsel

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